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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 to December 31, 2009

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2009

ING GET U.S. Core Portfolio

■	Series 5

■	Series 6

■	Series 7

■	Series 8

■	Series 9

■	Series 10

■	Series 11

■	Series 12

■	Series 13

■	Series 14

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Series by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Series’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GET U.S. CORE PORTFOLIO SERIES 5-14	PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, the ING GET U.S. Core Portfolio — Series 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 (each, a “Series” and collectively, “Series”) seek to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period. The Series are managed by the following Portfolio Management Team with ING Investment Management Co. — the Sub-Adviser.

Asset Allocation: Paul Zemsky, serves as strategist for the Series and is responsible for overseeing overall Series strategy and the allocation of Series Assets between the Equity and Fixed components.

Equity Component: Vincent Costa, Portfolio Managers — the Equity Component.

Fixed Component: Michael Hyman and Christine Hurtsellers, Portfolio Managers* — the Fixed Component.

Note: The Series are closed to new investments.

Performance:

Total returns for the periods ended December 31, 2009 for Series 5 to 14 are detailed below, along with the S&P 500® Index, and the Barclays Capital U.S. 1-5 Year Government Bond (“Barclays Capital 1-5 Year”) Index(3).

Series 5	1.65%
Series 6	1.66%
Series 7	0.97%
Series 8	1.91%
Series 9	1.56%
Series 10	(0.89)%
Series 11	(0.78)%
Series 12	(0.59)%
Series 13	(2.06)%
Series 14	(0.83)%
S&P 500® Index(1)	26.46%
Barclays Capital 1-5 Year Index(2)	0.98%

*	Effective January 13, 2009, Omar Aguilar and James B. Kauffmann are no longer portfolio managers of the Funds. Michael Hyman and Christine Hurtsellers have been added as portfolio managers to the Fixed Component.
(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

An investor cannot invest directly in an index.

Portfolio Specifics: As the reporting period began, the financial world was on the brink of collapse after the failure of Lehman Brothers. Credit markets froze and the housing market cratered; global bond and stock markets suffered some of the worst performance since the crash of 1987. Bank failures escalated and central banks across the world provided unprecedented policy action in the form of massive fiscal and monetary stimulus. This gloomy picture brightened in March, however, when Citibank announced a return to profitability. A rally ensued; equity markets rewarded investors with positive performance, and the year finished on a strong note.

Series performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period.

In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Series generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Series’ ability to fully participate in rising equity markets.

While we expect our statements to be accurate for each of the individual funds within a series, this may not always be the case due to cash flow differences from fund to fund. Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the second paragraph and not on a qualitative evaluation of the bond versus the equity markets. Please note that after several declines in equities markets, the allocation to equities may be eliminated for the remaining duration of the guarantee period.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 5-14

Asset Allocation

as of December 31, 2009

(as a percentage of net assets)

	Fixed Income	Exchange- Traded Fund	Other Assets and Liabilities
Series 5	92.9%	6.3%	0.8%
Series 6	93.5%	5.6%	0.9%
Series 7	95.2%	4.2%	0.6%
Series 8	91.7%	7.5%	0.8%
Series 9	94.5%	5.0%	0.5%
Series 10	99.4%	0.0%	0.6%
Series 11	99.2%	0.0%	0.8%
Series 12	95.7%	3.5%	0.8%
Series 13	99.2%	0.0%	0.8%
Series 14	99.4%	0.0%	0.6%

ING GET U.S. Core Portfolio, Series 5, 6 and 7

During the period, the Portfolios’ equity component was a mix of stocks, exchange-traded funds (“ETFs”) and futures. During the period, this mix closely tracked the stock market as measured by the S&P 500® Index. Therefore, the Portfolios’ equity component’s performance was in line with the index. By design, the mix of investments will change as the market changes. Due to the economic downturn that troughed in March, the Portfolios’ equity level remains low.

The Portfolio’s fixed-income component outperformed the Barclays Capital 1-5 Year Index. The Portfolio’s fixed income component invests in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal Securities (“STRIPs”). Our overweight in agencies bolstered results as agencies outperformed Treasuries.

ING GET U.S. Core Portfolio, Series 8 and 9

During the period, the Portfolios’ equity component was a mix of stocks, ETFs and futures. During the period, this mix closely tracked the stock market as measured by the S&P 500® Index. Therefore, the Portfolios’ equity component’s performance was in line with the index. By design, the mix of investments will change as the market changes. Due to the economic downturn that troughed in March, the Portfolios’ equity level remains low.

The Portfolios’ fixed-income component outperformed the Barclays Capital 1-5 Year Index. The Portfolios’ fixed income component invests in a mix of U.S. Treasury and U.S. agency STRIPs. Our overweight in agencies bolstered results as agencies outperformed Treasuries.

ING GET U.S. Core Portfolio, Series 10, 11, 13 and 14

As stated above, the asset allocation process may result in the elimination of any equity exposure after severe declines in equities markets. The negative return in 2008 for the S&P 500® Index of 37% had been the worst since 1931. Accordingly, GET 11 and 14 entered 2009 with no exposure to equities. GET 10 and 13 still had small exposures at that time, but as the bear market continued into early March, these too were eliminated. As of December 31, 2009, the Portfolios were 100% invested in fixed income.

The Portfolios’ fixed-income component underperformed the Barclays Capital 1-5 Year Index. The Portfolios had a longer duration than the index, which hurt performance as shorter duration issues outperformed longer duration issues over the period. The Portfolios’ fixed income component invests in a mix of U.S. Treasury and U.S. agency STRIPs. Our overweight in agencies bolstered results as agencies outperformed Treasuries.

ING GET U.S. Core Portfolio, Series 12

During the period, the Portfolio’s equity component was a mix of stocks, ETFs and futures. During the period, this mix closely tracked the stock market as measured by the S&P 500® Index. Therefore, the Portfolio’s equity component’s performance was in line with the index. By design, the mix of investments will change as the market changes. Due to the economic downturn that troughed in March, the Portfolio’s equity level remains low.

The Portfolio’s fixed-income component underperformed the Barclays Capital 1-5 Year Index. The Portfolio had a longer duration than the index, which hurt performance as shorter duration issues outperformed longer duration issues over the period. The Portfolio’s fixed income component invests in a mix of U.S. Treasury and U.S. agency STRIPs. Our overweight in agencies bolstered results as agencies outperformed Treasuries.

Current Strategy and Outlook: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. Economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Unemployment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 5

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Guarantee Period September 10, 2004

ING GET U.S. Core Portfolio Series 5	1.65%	1.90%	2.82%
S&P 500® Index(1)	26.46%	0.42%	2.27	%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	4.50%	4.22	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 5 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from September 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Guarantee Period December 10, 2004
ING GET U.S. Core Portfolio Series 6	1.66%	2.25%	2.41%
S&P 500® Index(1)	26.46%	0.42%	1.07	%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	4.50%	4.49	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 6 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from December 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 7

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period March 9, 2005
ING GET U.S. Core Portfolio Series 7	0.97%	2.26%
S&P 500® Index(1)	26.46%	0.51	%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	4.75	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 7 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from March 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period June 8, 2005
ING GET U.S. Core Portfolio Series 8	1.91%	2.35%
S&P 500® Index(1)	26.46%	0.67	%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	4.73	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 8 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from June 1, 2005.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 9

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period September 7, 2005
ING GET U.S. Core Portfolio Series 9	1.56%	2.28%
S&P 500® Index(1)	26.46%	0.04	%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	4.88	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 9 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from September 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period December 6, 2005
ING GET U.S. Core Portfolio Series 10	(0.89)%	1.84%
S&P 500® Index(1)	26.46%	(0.65	)%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	5.27	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 10 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from December 1, 2005.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 11

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period March 2, 2006
ING GET U.S. Core Portfolio Series 11	(0.78)%	2.27%
S&P 500® Index(1)	26.46%	(1.45	)%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	5.46	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 11 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from March 1, 2006.

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period June 22, 2006
ING GET U.S. Core Portfolio Series 12	(0.59)%	2.16%
S&P 500® Index(1)	26.46%	(1.53	)%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	5.84	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 12 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from July 1, 2006.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 13

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period December 21, 2006
ING GET U.S. Core Portfolio Series 13	(2.06)%	1.49%
S&P 500® Index(1)	26.46%	(5.63	)%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	5.68	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 13 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the indices is shown from January 1, 2007.

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Guarantee Period June 21, 2007
ING GET U.S. Core Portfolio Series 14	(0.83)%	1.59%
S&P 500® Index(1)	26.46%	(9.19	)%(3)
Barclays Capital 1-5 Year Government Index(2)	0.98%	6.04	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 14 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the indices is shown from July 1, 2007.

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

What is the Investment Strategy During the Guarantee Period?

ING GET U.S. Core Portfolio — Series 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 (“Series”) do not implement an “investment strategy” in a conventional sense. Rather, the Series’ asset allocation strategy seeks to optimize the exposure of the Series to the equity component (“Equity Component”) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the guarantee (“Guarantee”). The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series’ assets may be allocated between the:

•

Equity Component, consisting of common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) futures contracts on the S&P 500® Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investments in such securities and the

•	Fixed component (“Fixed Component”) consisting primarily of short-to-intermediate-duration U.S. government securities.

The Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, even when the equity market is doing well, or to any investment returns generated by the Series.

How does the Series’ Asset Allocation work?

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), the Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the maturity date (“Maturity Date”). The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a “material decline” in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the “material decline” at 20%, fewer assets will likely be allocated to the Equity Component than if the “material decline” is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: ING IM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index and underweighting (or avoiding altogether) those stocks it believes will underperform the S&P 500® Index (“Enhanced Index Strategy”). Stocks ING IM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the S&P 500® Index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. ING IM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

Under normal market conditions, up to 20% of the Equity Component’s net assets may be invested in futures contracts for hedging purposes or to maintain liquidity to meet shareholder redemptions and minimize trading costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. During the

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

Guarantee Period, the Series may only invest in futures contracts on the S&P 500® Index and futures contracts on U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, ING IM may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING IM will not employ an Enhanced Index Strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: ING IM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Although the Series invest in securities insured or guaranteed by the U.S. government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Standard & Poor’s (“S&P®“) or Moody’s Investors Service, Inc. (“Moody’s®“), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P® and/or Aa3 or higher by Moody’s®. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act, and the rules and regulations thereunder.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series’ transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series’ assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series’ assets. If the market value of the Equity Component rises, the percentage of the Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

Components, interest rates, expenses of the Series and the separate account under the variable annuity contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a contract- holder or participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year or 7-year Guarantee Period, on the Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current net asset value (“NAV”) which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the public offering price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed-income securities at the end of the Guarantee Period.

Worst Case Scenarios for the Series’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series’ NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Impact of Annuity Charges and Other Expenses: Contract-holders and Participants with interest in the Series through separate accounts are not subject to identical separate account charges. In its proprietary computer model, the Sub-Adviser uses an expense factor designed to have the Series produce a return which may cover some portion of these charges. The expense factor will be determined at the inception of the Guarantee Period. If the expense factor is set to cover the higher charges, the initial asset allocation to the Equity Component will be lower. Accordingly, the level of the expense factor chosen by the Series may represent a greater opportunity cost to Contract-holders and Participants with lower separate account charges. Regardless of where the expense factor is set, it will not affect the Guarantee payable by the insurance company.

Stock and Bond Investments: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING IM’s skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed-income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage-backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. government or its agencies.

Declining Interest Rates: A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series’ assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Other Investment Companies: The GET Series may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQ™ (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Series may invest in other investment companies, you will pay a proportionate share of expenses of that investment company. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Series may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The Series’ purchase of shares of an ING Money Market Fund will result in the Series paying a proportionate share of the expenses of the ING Money Market Fund. The investment adviser of the Series will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Series invests resulting from the Series’ investment into the ING Money Market Fund.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series realizing a lower return than expected on an investment. Some derivatives are also subject to the risk that counterparties will not perform their duties.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009, unless otherwise indicated. The Series’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses)”, provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Series and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Series Return				Hypothetical (5% return before expenses)
ING GET U.S. Core Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Series 5	$1,000.00	$1,026.50	1.00%	$5.11	$1,000.00	$1,020.16	1.00%	$5.09
Series 6	$1,000.00	$1,025.30	1.00%	$5.10	$1,000.00	$1,020.16	1.00%	$5.09
Series 7	$1,000.00	$1,022.00	1.00%	$5.10	$1,000.00	$1,020.16	1.00%	$5.09
Series 8	$1,000.00	$1,029.80	1.00%	$5.12	$1,000.00	$1,020.16	1.00%	$5.09
Series 9	$1,000.00	$1,032.80	1.00%	$5.12	$1,000.00	$1,020.16	1.00%	$5.09
Series 10	$1,000.00	$1,021.70	1.00%	$5.10	$1,000.00	$1,020.16	1.00%	$5.09
Series 11	$1,000.00	$1,026.10	1.00%	$5.11	$1,000.00	$1,020.16	1.00%	$5.09
Series 12	$1,000.00	$1,033.60	1.00%	$5.13	$1,000.00	$1,020.16	1.00%	$5.09
Series 13	$1,000.00	$1,029.40	1.00%	$5.12	$1,000.00	$1,020.16	1.00%	$5.09
Series 14	$1,000.00	$1,026.90	1.00%	$5.11	$1,000.00	$1,020.16	1.00%	$5.09

*	Expenses are equal to each Series' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING GET U.S. Core Portfolio — Series 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 (collectively, the “Series”), each a series of ING Variable Insurance Trust, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2010

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
ASSETS:
Investments in securities at value*	$18,513,181	$35,713,488	$25,024,187	$14,832,791
Short-term investments in affiliates**	183,000	372,000	186,000	168,000
Cash	181	495	671	260
Cash collateral for futures	19,650	—	—	—
Receivables:
Dividends and interest	6,214	10,828	5,563	5,913
Prepaid expenses	231	461	310	198
Reimbursement due from manager	1,017	—	411	498

Total assets	18,723,474	36,097,272	25,217,142	15,007,660

LIABILITIES:
Payable for fund shares redeemed	17,346	7,047	1,366	16,822
Payable to affiliates	14,481	28,325	19,583	11,796
Payable for trustee fees	1,378	1,956	2,394	1,935
Other accrued expenses and liabilities	22,386	29,858	24,598	16,669

Total liabilities	55,591	67,186	47,941	47,222

NET ASSETS	$18,667,883	$36,030,086	$25,169,201	$14,960,438

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$22,500,123	$41,746,422	$28,915,406	$17,564,690
Undistributed net investment income	297,241	689,270	481,708	301,773
Accumulated net realized loss on investments and futures	(4,777,944)	(7,771,791)	(5,116,355)	(3,373,264)
Net unrealized appreciation on investments and futures	648,463	1,366,185	888,442	467,239

NET ASSETS	$18,667,883	$36,030,086	$25,169,201	$14,960,438

* Cost of investments in securities	$17,865,220	$34,347,303	$24,135,745	$14,365,552
** Cost of short-term investments in affiliates	$183,000	$372,000	$186,000	$168,000

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,409,667	4,444,624	3,187,236	1,884,098
Net asset value and redemption price per share	$7.75	$8.11	$7.90	$7.94

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11	Series 12
ASSETS:
Investments in securities at value*	$12,494,240	$9,070,268	$11,916,416	$17,719,404
Short-term investments in affiliates**	82,000	82,000	120,000	63,000
Cash	901	445	230	779
Receivables:
Investment securities sold	—	—	—	115,861
Fund shares sold	—	—	—	16
Dividends and interest	3,375	7	11	3,380
Prepaid expenses	160	128	159	229
Reimbursement due from manager	—	—	548	—

Total assets	12,580,676	9,152,848	12,037,364	17,902,669

LIABILITIES:
Payable for fund shares redeemed	606	470	619	851
Payable to affiliates	10,393	7,811	9,827	14,429
Payable for trustee fees	1,840	1,419	1,513	1,145
Other accrued expenses and liabilities	15,070	14,835	16,708	24,135

Total liabilities	27,909	24,535	28,667	40,560

NET ASSETS	$12,552,767	$9,128,313	$12,008,697	$17,862,109

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$14,440,723	$10,771,321	$14,025,044	$23,129,842
Undistributed net investment income	241,037	223,519	273,886	455,758
Accumulated net realized loss on investments	(2,482,235)	(2,088,599)	(2,451,320)	(6,143,762)
Net unrealized appreciation on investments	353,242	222,072	161,087	420,271

NET ASSETS	$12,552,767	$9,128,313	$12,008,697	$17,862,109

* Cost of investments in securities	$12,140,998	$8,848,196	$11,755,329	$17,299,133
** Cost of short-term investments in affiliates	$82,000	$82,000	$120,000	$63,000

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,595,941	1,137,808	1,529,041	2,324,094
Net asset value and redemption price per share	$7.87	$8.02	$7.85	$7.69

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio
	Series 13	Series 14
ASSETS:
Investments in securities at value*	$30,657,785	$66,444,344
Short-term investments in affiliates**	311,000	—
Cash	428	556,097
Receivables:
Dividends and interest	20	18
Prepaid expenses	420	912
Reimbursement due from manager	—	863

Total assets	30,969,653	67,002,234

LIABILITIES:
Payable for fund shares redeemed	1,440	3,482
Payable to affiliates	24,682	52,606
Payable for trustee fees	1,723	1,984
Other accrued expenses and liabilities	40,034	70,144

Total liabilities	67,879	128,216

NET ASSETS	$30,901,774	$66,874,018

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$33,356,125	$68,285,290
Undistributed net investment income	716,764	2,345,398
Accumulated net realized loss on investments	(3,968,788)	(5,261,630)
Net unrealized appreciation on investments	797,673	1,504,960

NET ASSETS	$30,901,774	$66,874,018

* Cost of investments in securities	$29,860,112	$64,939,384
** Cost of short-term investments in affiliates	$311,000	$—

Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	3,272,523	6,733,561
Net asset value and redemption price per share	$9.44	$9.93

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
INVESTMENT INCOME:
Dividends(1)	$26,732	$42,687	$22,124	$23,230
Interest	474,875	1,045,308	728,113	450,900

Total investment income	501,607	1,087,995	750,237	474,130

EXPENSES:
Investment management fees	121,879	238,992	160,417	102,541
Distribution and service fees	50,782	99,580	66,840	42,725
Transfer agent fees	156	192	189	149
Administrative service fees	11,172	21,907	14,704	9,399
Shareholder reporting expense	2,313	6,970	3,282	1,420
Professional fees	18,673	27,069	20,735	17,026
Custody and accounting expense	2,132	890	2,942	2,398
Trustee fees	66	1,247	365	365
Miscellaneous expense	3,602	5,640	3,941	2,127
Interest expense	—	—	—	123

Total expenses	210,775	402,487	273,415	178,273
Net waived and reimbursed fees	(7,104)	(3,692)	(5,573)	(7,005)

Net expenses	203,671	398,795	267,842	171,268

Net investment income	297,936	689,200	482,395	302,862

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FUTURES
Net realized gain (loss) on:
Investments	(418,478)	(312,386)	(171,268)	(59,944)
Futures	76,570	—	—	—

Net realized loss on
investments and futures	(341,908)	(312,386)	(171,268)	(59,944)

Net change in unrealized appreciation or depreciation on:
Investments	323,600	184,959	(118,488)	22,374
Futures	502	—	—	—

Net change in unrealized appreciation or depreciation on investments and futures	324,102	184,959	(118,488)	22,374

Net realized and unrealized loss on investments and futures	(17,806)	(127,427)	(289,756)	(37,570)

Increase in net assets resulting from operations	$280,130	$561,773	$192,639	$265,292

(1) Dividends from affiliates	$790	$686	$533	$266

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11	Series 12
INVESTMENT INCOME:
Dividends(1)	$13,320	$765	$300	$13,391
Interest	362,300	334,153	414,277	643,283

Total investment income	375,620	334,918	414,577	656,674

EXPENSES:
Investment management fees	80,059	66,266	83,898	119,734
Distribution and service fees	33,358	27,611	34,957	49,889
Transfer agent fees	171	151	184	167
Administrative service fees	7,338	6,074	7,690	10,975
Shareholder reporting expense	1,697	617	1,051	3,172
Professional fees	13,200	12,950	14,193	14,373
Custody and accounting expense	1,656	1,164	1,180	3,523
Trustee fees	895	365	530	860
Miscellaneous expense	3,425	2,262	2,007	3,145
Interest expense	—	24	—	—

Total expenses	141,799	117,484	145,690	205,838
Net waived and reimbursed fees	(8,123)	(6,913)	(6,049)	(5,916)

Net expenses	133,676	110,571	139,641	199,922

Net investment income	241,944	224,347	274,936	456,752

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(73,167)	(70,560)	89,722	(74,095)

Net change in unrealized appreciation or depreciation on investments	7,602	(289,331)	(523,840)	(643,387)

Net realized and unrealized loss on investments	(65,565)	(359,891)	(434,118)	(717,482)

Increase (decrease) in net assets resulting from operations	$176,379	$(135,544)	$(159,182)	$(260,730)

(1) Dividends from affiliates	$240	$202	$300	$334

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING GET U.S. Core Portfolio	ING GET U.S. Core Portfolio
	Series 13	Series 14
INVESTMENT INCOME:
Dividends(1)	$938	$—
Interest	1,075,292	3,172,650

Total investment income	1,076,230	3,172,650

EXPENSES:
Investment management fees	214,959	494,673
Distribution and service fees	89,566	206,113
Transfer agent fees	176	233
Administrative service fees	19,704	45,343
Shareholder reporting expense	6,502	14,442
Professional fees	26,305	70,942
Custody and accounting expense	4,496	9,162
Trustee fees	1,640	3,556
Miscellaneous expense	4,613	5,867
Interest expense	26	152

Total expenses	367,987	850,483
Net waived and reimbursed fees	(9,176)	(24,404)

Net expenses	358,811	826,079

Net investment income	717,419	2,346,571

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(34,507)	1,383,199

Net change in unrealized appreciation or depreciation on investments	(1,665,316)	(5,088,786)

Net realized and unrealized loss on investments	(1,699,823)	(3,705,587)

Decrease in net assets resulting from operations	$(982,404)	$(1,359,016)

(1) Dividends from affiliates	$550	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 5		ING GET U.S. Core Portfolio Series 6
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$297,936	$376,690	$689,200	$857,188
Net realized loss on investments and futures	(341,908)	(3,028,647)	(312,386)	(6,062,860)
Net change in unrealized appreciation or depreciation on investments and futures	324,102	500,220	184,959	1,601,675

Increase (decrease) in net assets resulting from operations	280,130	(2,151,737)	561,773	(3,603,997)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(727,338)	(395,353)	(853,639)	(995,560)
Net realized gains	—	(4,604,185)	—	(8,430,268)

Total distributions	(727,338)	(4,999,538)	(853,639)	(9,425,828)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	727,338	4,999,538	853,639	9,425,828
Cost of shares redeemed	(3,785,219)	(5,731,471)	(9,286,163)	(12,215,630)

Net decrease in net assets resulting from capital share transactions	(3,057,881)	(731,933)	(8,432,524)	(2,789,802)

Net decrease in net assets	(3,505,089)	(7,883,208)	(8,724,390)	(15,819,627)

NET ASSETS:
Beginning of year	22,172,972	30,056,180	44,754,476	60,574,103

End of year	$18,667,883	$22,172,972	$36,030,086	$44,754,476

Undistributed net investment income at end of year	$297,241	$372,742	$689,270	$852,850

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 7		ING GET U.S. Core Portfolio Series 8
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$482,395	$621,386	$302,862	$391,316
Net realized loss on investments	(171,268)	(3,759,450)	(59,944)	(2,577,758)
Net change in unrealized appreciation or depreciation on investments	(118,488)	1,086,777	22,374	520,394

Increase (decrease) in net assets resulting from operations	192,639	(2,051,287)	265,292	(1,666,048)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(618,472)	(699,849)	(388,714)	(438,217)
Net realized gains	—	(6,781,112)	—	(4,222,597)

Total distributions	(618,472)	(7,480,961)	(388,714)	(4,660,814)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	618,472	7,480,961	388,714	4,660,814
Cost of shares redeemed	(4,276,808)	(9,981,654)	(4,788,091)	(5,671,818)

Net decrease in net assets resulting from capital share transactions	(3,658,336)	(2,500,693)	(4,399,377)	(1,011,004)

Net decrease in net assets	(4,084,169)	(12,032,941)	(4,522,799)	(7,337,866)

NET ASSETS:
Beginning of year	29,253,370	41,286,311	19,483,237	26,821,103

End of year	$25,169,201	$29,253,370	$14,960,438	$19,483,237

Undistributed net investment income at end of year	$481,708	$617,502	$301,773	$387,614

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 9		ING GET U.S. Core Portfolio Series 10
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$241,944	$305,854	$224,347	$308,631
Net realized loss on investments	(73,167)	(1,734,782)	(70,560)	(1,451,208)
Net change in unrealized appreciation or depreciation on investments	7,602	416,136	(289,331)	463,744

Increase (decrease) in net assets resulting from operations	176,379	(1,012,792)	(135,544)	(678,833)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(303,230)	(365,946)	(306,136)	(385,842)
Net realized gains	—	(3,422,581)	—	(2,701,605)

Total distributions	(303,230)	(3,788,527)	(306,136)	(3,087,447)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	303,230	3,788,527	306,136	3,087,447
Cost of shares redeemed	(2,205,691)	(4,211,602)	(3,381,284)	(3,802,670)

Net decrease in net assets resulting from
capital share transactions	(1,902,461)	(423,075)	(3,075,148)	(715,223)

Net decrease in net assets	(2,029,312)	(5,224,394)	(3,516,828)	(4,481,503)

NET ASSETS:
Beginning of year	14,582,079	19,806,473	12,645,141	17,126,644

End of year	$12,552,767	$14,582,079	$9,128,313	$12,645,141

Undistributed net investment income at end of year	$241,037	$302,306	$223,519	$305,201

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 11		ING GET U.S. Core Portfolio Series 12
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$274,936	$333,533	$456,752	$642,510
Net realized gain (loss) on investments	89,722	(1,302,126)	(74,095)	(4,796,209)
Net change in unrealized appreciation or depreciation on investments	(523,840)	907,014	(643,387)	1,427,602

Decrease in net assets resulting from operations	(159,182)	(61,579)	(260,730)	(2,726,097)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(553,167)	(428,660)	(639,636)	(564,736)
Net realized gains	—	(3,353,529)	—	(7,817,074)

Total distributions	(553,167)	(3,782,189)	(639,636)	(8,381,810)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	553,167	3,782,189	639,636	8,381,810
Cost of shares redeemed	(3,951,200)	(4,383,714)	(5,122,404)	(20,182,634)

Net decrease in net assets resulting from capital share transactions	(3,398,033)	(601,525)	(4,482,768)	(11,800,824)

Net decrease in net assets	(4,110,382)	(4,445,293)	(5,383,134)	(22,908,731)

NET ASSETS:
Beginning of year	16,119,079	20,564,372	23,245,243	46,153,974

End of year	$12,008,697	$16,119,079	$17,862,109	$23,245,243

Undistributed net investment income at end of year	$273,886	$330,558	$455,758	$638,612

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 13		ING GET U.S. Core Portfolio Series 14
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$717,419	$1,300,768	$2,346,571	$3,454,370
Net realized gain (loss) on investments	(34,507)	(2,309,895)	1,383,199	(4,050,951)
Net change in unrealized appreciation or depreciation on investments	(1,665,316)	1,874,043	(5,088,786)	3,668,444

Increase (decrease) in net assets resulting from operations	(982,404)	864,916	(1,359,016)	3,071,863

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,298,259)	(1,233,488)	(3,453,643)	(2,168,262)
Net realized gains	—	(3,753,123)	—	(625,075)

Total distributions	(1,298,259)	(4,986,611)	(3,453,643)	(2,793,337)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	1,298,259	4,986,611	3,453,643	2,793,337
Cost of shares redeemed	(11,355,877)	(27,862,802)	(38,809,854)	(20,518,537)

Net decrease in net assets resulting from capital share transactions	(10,057,618)	(22,876,191)	(35,356,211)	(17,725,200)

Net decrease in net assets	(12,338,281)	(26,997,886)	(40,168,870)	(17,446,674)

NET ASSETS:
Beginning of year	43,240,055	70,237,941	107,042,888	124,489,562

End of year	$30,901,774	$43,240,055	$66,874,018	$107,042,888

Undistributed net investment income at end of year	$716,764	$1,297,367	$2,345,398	$3,452,470

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING GET U.S. Core Portfolio
Series 5
12-31-09	7.90	0.11	•	0.01	0.12	0.27	—		—	0.27	7.75	1.65		1.04	1.00	†	1.00	†	1.47	†	18,668	5
12-31-08	10.59	0.15		(0.89)	(0.74)	0.15	1.80		—	1.95	7.90	(7.36	)††	1.12	1.00	†	1.00	†	1.52	†	22,173	240
12-31-07	11.01	0.13	•	0.14	0.27	0.19	0.50		—	0.69	10.59	2.15		0.97	1.00	†	1.00	†	1.16	†	30,056	230
12-30-06	10.56	0.16	•	0.96	1.12	0.22	0.45		—	0.67	11.01	11.23		1.01	1.00		1.00		1.51		36,518	90
12-30-05	10.57	0.16	•	0.12	0.28	0.11	0.18		—	0.29	10.56	2.67		1.05	1.00		1.00		1.57		46,690	111
Series 6
12-31-09	8.15	0.14	•	(0.01)	0.13	0.17	—		—	0.17	8.11	1.66		1.01	1.00	†	1.00	†	1.73	†	36,030	4
12-31-08	10.60	0.18		(0.79)	(0.61)	0.19	1.65		—	1.84	8.15	(6.16)		1.06	1.00	†	1.00	†	1.69	†	44,754	224
12-31-07	11.08	0.16	•	0.23	0.39	0.27	0.60		—	0.87	10.60	3.30		1.00	1.00	†	1.00	†	1.44	†	60,574	191
12-31-06	10.35	0.18	•	0.87	1.05	0.25	0.07		—	0.32	11.08	10.48		0.99	0.99		0.99		1.71		78,729	84
12-31-05	10.12	0.18	•	0.09	0.27	0.04	0.00	*	—	0.04	10.35	2.68		0.97	0.97		0.97		1.77		119,890	81
Series 7
12-31-09	8.01	0.14	•	(0.07)	0.07	0.18	—		—	0.18	7.90	0.97		1.02	1.00	†	1.00	†	1.80	†	25,169	3
12-31-08	10.74	0.20		(0.70)	(0.50)	0.21	2.02		—	2.23	8.01	(4.99)		1.07	1.00	†	1.00	†	1.84	†	29,253	219
12-31-07	11.01	0.16	•	0.22	0.38	0.28	0.37		—	0.65	10.74	3.29		1.03	1.00	†	1.00	†	1.41	†	41,286	208
12-31-06	10.23	0.18	•	0.85	1.03	0.25	—		—	0.25	11.01	10.26		1.01	1.00		1.00		1.71		59,054	78
12-31-05	10.01	0.19	•	0.04	0.23	0.01	—		—	0.01	10.23	1.95	(a)	0.94	0.94		0.94		1.80		90,572	126
Series 8
12-31-09	7.97	0.14	•	0.01	0.15	0.18	—		—	0.18	7.94	1.91		1.04	1.00	†	1.00	†	1.77	†	14,960	16
12-31-08	10.74	0.18		(0.82)	(0.64)	0.20	1.93		—	2.13	7.97	(6.47)		1.08	1.00	†	1.00	†	1.77	†	19,483	235
12-31-07	11.06	0.15	•	0.27	0.42	0.25	0.49		—	0.74	10.74	3.64		1.05	1.00	†	1.00	†	1.36	†	26,821	215
12-31-06	10.23	0.17	•	0.90	1.07	0.20	0.04		—	0.24	11.06	10.70		1.04	1.00		1.00		1.60		41,172	101
03-09-05(4) - 12-31-05	10.00	0.15	•	0.08	0.23	—	—		—	—	10.23	1.69	(a)	0.94	0.91		0.91		1.87		51,960	131
Series 9
12-31-09	7.93	0.14	•	(0.02)	0.12	0.18	—		—	0.18	7.87	1.56		1.06	1.00	†	1.00	†	1.81	†	12,553	4
12-31-08	10.81	0.19		(0.71)	(0.52)	0.23	2.13		—	2.36	7.93	(5.16)		1.12	1.00	†	1.00	†	1.86	†	14,582	301
12-31-07	10.93	0.16	•	0.29	0.45	0.28	0.29		—	0.57	10.81	3.93		1.06	1.00	†	1.00	†	1.45	†	19,806	233
12-31-06	10.06	0.18	•	0.82	1.00	0.13	—		—	0.13	10.93	10.11		1.09	1.00		1.00		1.79		30,694	89
06-08-05(4) - 12-31-05	10.00	0.13	•	(0.07)	0.06	—	—		—	—	10.06	0.00	(a)	0.96	0.87		0.87		2.21		41,582	188
Series 10
12-31-09	8.32	0.16	•	(0.24)	(0.08)	0.22	—		—	0.22	8.02	(0.89)		1.06	1.00	†	1.00	†	2.03	†	9,128	31
12-31-08	10.89	0.23		(0.63)	(0.40)	0.27	1.90		—	2.17	8.32	(3.91)		1.12	1.00	†	1.00	†	2.13	†	12,645	302
12-31-07	10.91	0.18	•	0.23	0.41	0.21	0.22		—	0.43	10.89	3.63		1.07	1.00	†	1.00	†	1.62	†	17,127	194
12-31-06	10.02	0.16	•	0.81	0.97	0.07	0.01		—	0.08	10.91	9.78		1.14	1.00		1.00		1.54		27,694	93
09-07-05(4) - 12-31-05	10.00	0.09	•	(0.07)	0.02	—	—		—	—	10.02	(0.60	)(a)	0.82	0.76		0.76		2.77		37,137	80

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING GET U.S. Core Portfolio (Continued)
Series 11
12-31-09	8.23	0.17		(0.24)	(0.07)	0.31	—		—	0.31	7.85	(0.78)		1.04	1.00	†	1.00	†	1.97	†	12,009	—
12-31-08	10.47	0.20		(0.27)	(0.07)	0.25	1.92		—	2.17	8.23	0.53	††	1.06	1.01	†	1.01	†	1.92	†	16,119	198
12-31-07	10.79	0.16	•	0.08	0.24	0.36	0.20		—	0.56	10.47	2.05		1.10	1.00	†	1.00	†	1.49	†	20,564	267
12-31-06	10.02	0.23	•	0.55	0.78	0.01	—		—	0.01	10.79	7.06	(c)	1.03	0.96		0.96		2.22		35,473	114
12-06-05(4) - 12-31-05	10.00	0.03	•	(0.01)	0.02	—	—		—	—	10.02	—	(b)	0.65	0.65		0.65		3.95		25,842	—
Series 12
12-31-09	7.99	0.18	•	(0.24)	(0.06)	0.24	—		—	0.24	7.69	(0.59)		1.03	1.00	†	1.00	†	2.29	†	17,862	13
12-31-08	11.29	0.26		(0.90)	(0.64)	0.18	2.48		—	2.66	7.99	(6.20)		1.12	1.00	†	1.00	†	1.99	†	23,245	280
12-31-07	11.36	0.13	•	0.23	0.36	0.15	0.28		—	0.43	11.29	3.02		1.09	1.00	†	1.00	†	1.11	†	46,154	231
03-02-06(4) - 12-31-06	10.00	0.13		1.23	1.36	—	—		—	—	11.36	12.25	(c)	0.94	0.85		0.85		1.72		54,893	57
Series 13
12-31-09	10.00	0.19	•	(0.41)	(0.22)	0.34	—		—	0.34	9.44	(2.06)		1.03	1.00	†	1.00	†	2.00	†	30,902	13
12-31-08	10.60	0.21	•	(0.00)*	0.21	0.20	0.61		—	0.81	10.00	2.33		1.05	1.00	†	1.00	†	2.14	†	43,240	386
12-31-07	10.16	0.15	•	0.35	0.50	0.06	0.00	*	—	0.06	10.60	4.95		1.00	1.00	†	1.00	†	1.44	†	70,238	168
06-22-06(4) - 12-31-06	10.00	0.22	•	(0.06)	0.16	—	—		—	—	10.16	(0.59	)(c)	1.02	0.73		0.73		4.15		107,215	—
Series 14
12-31-09	10.46	0.29	•	(0.39)	(0.10)	0.43	—		—	0.43	9.93	(0.83)		1.03	1.00		1.00		2.85		66,874	12
12-31-08	10.41	0.31	•	(0.01)	0.30	0.19	0.06		—	0.25	10.46	3.04		1.02	1.00		1.00		3.05		107,043	293
12-31-07	10.00	0.26	•	0.15	0.41	—	—		—	—	10.41	1.86	(c)	0.95	0.93		0.93		2.52		124,490	120
12-21-06(4) - 12-31-06	10.00	(0.00	)*	—	(0.00)*	—	—		—	—	10.00	—	(b)	—	0.58		0.58		(0.58)		85	—

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Series. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Series during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Series. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Amount is less than $0.005 or more than $(0.005).
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or less ratio (Note 4).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

††	In August 2008, an affiliate of the Investment adviser and ING IM fully reimbursed ING GET U.S. Core Portfolio Series 5 and ING GET U.S. Core Portfolio Series 11 for a loss on certain investment transactions, which otherwise would have had a 1.46% and 1.39% impact on the Portfolios respective total returns. Excluding the reimbursement, total return would have been (8.82)% and (0.86)%, respectively (Note 12).
(a)

For ING GET U.S. Core Portfolio Series 7, ING GET U.S. Core Portfolio Series 8, ING GET U.S. Core Portfolio Series 9 and ING GET U.S. Core Portfolio Series 10 — total return calculation began on March 9, 2005, June 8, 2005, September 7, 2005 and December 6, 2005, respectively, the first day of each Guarantee Period.

For ING GET U.S. Core Portfolio Series 7, ING GET U.S. Core Portfolio Series 8, ING GET U.S. Core Portfolio Series 9 and ING GET U.S. Core Portfolio Series 10 — total return from each commencement of operations was 2.26%, 2.30%, 0.60%, and 0.20%, respectively.
(b)

As of December 31, 2005, ING GET U.S. Core Portfolio Series 11 was in its Offering Period. Total return calculation began on the commencement date of the Guarantee Period (March 2, 2006). Total return from commencement of operations was 0.20%.

As of December 31, 2006, ING GET U.S. Core Portfolio Series 14 was in its Offering Period. Total return calculation began on the commencement date of the Guarantee Period (June 21, 2007.) Total return from commencement of operations was 0.00%.
(c)

For ING GET U.S. Core Portfolio Series 11, ING GET U.S. Core Portfolio Series 12, ING GET U.S. Core Portfolio Series 13, and ING GET U.S. Core Portfolio Series 14 — total return calculation began on March 2, 2006, June 22, 2006, December 21, 2006 and June 21, 2007, respectively, the first day of each Guarantee Period.

For ING GET U.S. Core Portfolio Series 11 total return for the year ended December 31, 2006 was 7.81% and for ING GET U.S. Core Portfolio Series 14 total return for the year ended December 31, 2007 was 4.10%. For ING GET U.S. Core Portfolio Series 12 and ING GET U.S. Core Portfolio Series 13 — total return from each commencement of operations was 13.60% and 1.60%, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 —  ORGANIZATION

Organization. ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as a diversified open-end management investment company. There are ten separate investment Series which comprise the Trust. The ten that are in this report are as follows: ING GET U.S. Core Portfolio Series 5 (“Series 5”), ING GET U.S. Core Portfolio Series 6 (“Series 6”), ING GET U.S. Core Portfolio Series 7 (“Series 7”), ING GET U.S. Core Portfolio Series 8 (“Series 8”), ING GET U.S. Core Portfolio Series 9 (“Series 9”), ING GET U.S. Core Portfolio Series 10 (“Series 10”), ING GET U.S. Core Portfolio Series 11 (“Series 11”), ING GET U.S. Core Portfolio Series 12 (“Series 12”), ING GET U.S. Core Portfolio Series 13 (“Series 13”) and ING GET U.S. Core Portfolio Series 14 (“Series 14”) (each, a “Series” and collectively, “Series”).

During the Guarantee Period, each Series seeks to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance.

If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company (“ILIAC”) and ING USA Annuity and Life Insurance Company (“ING USA”). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges. The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder’s investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information is related to the Series:

	Offering Period	Guarantee Period	Maturity Date
Series 5*	06/11/04 — 09/09/04	09/10/04 — 09/09/11	09/09/11
Series 6*	09/10/04 — 12/09/04	12/10/04 — 12/09/11	12/09/11
Series 7*	12/10/04 — 03/08/05	03/09/05 — 03/08/12	03/08/12
Series 8*	03/09/05 — 06/07/05	06/08/05 — 06/07/12	06/07/12
Series 9*	06/08/05 — 09/06/05	09/07/05 — 09/06/12	09/06/12
Series 10*	09/07/05 — 12/05/05	12/06/05 — 12/05/12	12/05/12
Series 11*	12/06/05 — 03/01/06	03/02/06 — 02/28/13	02/28/13
Series 12*	03/02/06 — 06/21/06	06/22/06 — 06/20/13	06/20/13
Series 13*	06/22/06 — 12/20/06	12/21/06 — 12/19/13	12/19/13
Series 14*	12/21/06 — 06/20/07	06/21/07 — 06/19/14	06/19/14

*	Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2009 separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Series’ Board of Trustees (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Series (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Series related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Series determines its NAV or if the foreign exchange closes prior to the time the Series determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series’ NAV may not take place contemporaneously with the determination of the prices of securities held by a Series in foreign securities markets. Further, the value of the Series’ assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series’ NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV in calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Unless an event is such that it causes a Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Series’ NAV.

Fair value is defined as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Series is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Series’ investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the

Series and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C.	Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. Each Series’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Series will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Series to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Series may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. Each Series’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Series is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Series, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Series to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Series is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Series. Associated risks are not the risks that a Series is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Series will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Series. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.

Futures Contracts. Each Series may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

stipulated future date. Each Series may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Series assets are valued.

Upon entering into a futures contract, each Series is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Series each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Series’ Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Series’ Statement of Operations. Realized gains (losses) are reported in each Series’ Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, Series 5 purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Series is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Series’ securities. During the year ended December 31, 2009, Series 5 had an average market value on futures contracts purchased of $193,695.

F.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series.

Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States for investment companies.

G.	Federal Income Taxes. It is the Series’ policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Series’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and proceeds of sales of securities, excluding short-term and U.S. government securities, were as follows:

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

(continued)

	Purchases	Sales
Series 5	$1,068,571	$1,433,869
Series 6	1,504,209	1,501,767
Series 7	772,657	772,942
Series 8	821,971	820,041
Series 9	468,524	466,616
Series 10	706,963	2,224,760
Series 12	468,524	3,133,457
Series 13	4,786,936	8,085,956

U.S. government securities not included above were as follows:

	Purchases	Sales
Series 5	$—	$3,440,435
Series 6	—	9,921,908
Series 7	—	4,533,470
Series 8	1,946,820	6,889,768
Series 9	—	2,326,729
Series 10	2,653,952	4,581,345
Series 11	—	4,273,857
Series 12	2,154,594	4,848,397
Series 13	—	8,331,645
Series 14	9,645,039	49,200,910

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each Series has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser”). The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment Management fees paid by the Series will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market with respect to assets invested by the Series. For the year ended December 31, 2009, the Series waived the following amounts, which are not subject to recoupment:

Series 5	$230
Series 6	210
Series 7	147
Series 8	77
Series 9	68
Series 10	56
Series 11	77
Series 12	95
Series 13	170

The Investment Adviser has engaged ING IM, to serve as sub-adviser to each Series. ING IM is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to such policies as the Board of the Investment Adviser may determine.

ING Funds Services, LLC (the “Administrator”) acts as the administrator and provides certain administrative and shareholder services necessary for each Series’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V., (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.”

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 5 — DISTRIBUTION FEES

The Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”) is compensated by the Series for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 5 — DISTRIBUTION FEES (continued)

expenses incurred in the distribution of each Series’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees (“Servicing Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2009, the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Series 5	$9,597	$881	$4,003	$14,481
Series 6	18,860	1,707	7,758	28,325
Series 7	12,980	1,191	5,412	19,583
Series 8	7,819	717	3,260	11,796
Series 9	7,100	594	2,699	10,393
Series 10	5,345	445	2,021	7,811
Series 11	6,668	570	2,589	9,827
Series 12	9,720	849	3,860	14,429
Series 13	16,486	1,478	6,718	24,682
Series 14	34,877	3,197	14,532	52,606

The Trust has adopted a Retirement Policy (“Policy”) covering independent trustees of the Series who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under this policy are based on an annual rate as defined in the policy.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING investments until distribution in accordance with the Plan.

At December 31, 2009, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Series 5 (10.17%); Series 6 (56.80%); Series 7 (48.85%); Series 8

(60.43%); Series 9 (57.20%); Series 10 (53.12%); Series 11 (50.44%); Series 12 (87.21%); Series 13 (46.78%); and Series 14 (18.81%)

ING USA Annuity and Life Insurance Company — Series 5 (76.70%); Series 6 (40.01%); Series 7 (41.51%); Series 8 (37.04%); Series 9 (40.96%); Series 10 (44.82%); Series 11 (47.64%); Series 12 (12.49%); Series 13 (51.17%); and Series 14 (67.85%)

Reliastar Life Insurance Company of New York — Series 5 (13.13%); Series 7 (9.64%); and Series 14 (13.33%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Series have a common owner that owns over 25% of the outstanding securities of the Series, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Series.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2009, each applicable Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
Series 5	Audit	$14,165
Series 6	Audit	19,272
Series 7	Custody	4,623
	Audit	13,480
	Postage	3,660
Series 8	Audit	9,932
Series 9	Custody	2,382
	Audit	7,268
	Legal	1,526
	Shareholder Reporting	1,835
	Postage	1,968
Series 10	Custody	3,285
	Audit	6,416
	Legal	1,475
	Shareholder Reporting	1,494
	Postage	1,966
Series 11	Custody	3,319
	Audit	8,465
	Shareholder Reporting	1,678
	Postage	1,973
Series 12	Custody	5,962
	Audit	12,159
	Postage	3,157
Series 13	Custody	9,668
	Audit	21,799
	Postage	4,476
Series 14	Custody	8,349
	Audit	48,831

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments, LLC has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Series whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses stemming from investments in other investment companies) to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

As of December 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
Series 5	$—	$28,154	$6,874	$35,028
Series 6	1,018	27,610	3,482	$32,110
Series 7	13,589	21,768	5,426	$40,783
Series 8	16,581	18,051	6,928	$41,560
Series 9	16,151	20,281	8,055	$44,487
Series 10	15,679	17,306	6,857	$39,842
Series 11	29,773	8,444	5,972	$44,189
Series 12	46,050	36,948	5,821	$88,819
Series 13	1,756	31,120	9,006	$41,882
Series 14	16,085	25,049	24,404	$65,538

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	($)	($)	($)
Series 5
12-31-09	96,209	(492,794)	(396,585)	727,338	(3,785,219)	(3,057,881)
12-31-08	617,990	(649,351)	(31,361)	4,999,538	(5,731,471)	(731,933)
Series 6
12-31-09	107,783	(1,156,904)	(1,049,121)	853,639	(9,286,163)	(8,432,524)
12-31-08	1,128,841	(1,352,188)	(223,347)	9,425,828	(12,215,630)	(2,789,802)
Series 7
12-31-09	80,113	(544,683)	(464,570)	618,472	(4,276,808)	(3,658,336)
12-31-08	920,167	(1,111,181)	(191,014)	7,480,961	(9,981,654)	(2,500,693)
Series 8
12-31-09	50,417	(610,137)	(559,720)	388,714	(4,788,091)	(4,399,377)
12-31-08	569,782	(622,528)	(52,746)	4,660,814	(5,671,818)	(1,011,004)
Series 9
12-31-09	39,899	(283,349)	(243,450)	303,230	(2,205,691)	(1,902,461)
12-31-08	471,210	(464,029)	7,181	3,788,527	(4,211,602)	(423,075)
Series 10
12-31-09	39,199	(420,520)	(381,321)	306,136	(3,381,284)	(3,075,148)
12-31-08	366,245	(420,212)	(53,967)	3,087,447	(3,802,670)	(715,223)
Series 11
12-31-09	72,594	(502,269)	(429,675)	553,167	(3,951,200)	(3,398,033)
12-31-08	486,768	(492,026)	(5,258)	3,782,189	(4,383,714)	(601,525)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	($)	($)	($)
Series 12
12-31-09	86,204	(670,554)	(584,350)	639,636	(5,122,404)	(4,482,768)
12-31-08	1,025,925	(2,204,000)	(1,178,075)	8,381,810	(20,182,634)	(11,800,824)
Series 13
12-31-09	142,041	(1,192,867)	(1,050,826)	1,298,259	(11,355,877)	(10,057,618)
12-31-08	524,906	(2,829,780)	(2,304,874)	4,986,611	(27,862,802)	(22,876,191)
Series 14
12-31-09	359,380	(3,855,199)	(3,495,819)	3,453,643	(38,809,854)	(35,356,211)
12-31-08	284,164	(2,018,154)	(1,733,990)	2,793,337	(20,518,537)	(17,725,200)

NOTE 10 — LINE OF CREDIT

The Series, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNYM”) for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The Series to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Series utilized the line of credit during the year ended December 31, 2009:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Series 8	2	$2,330,000	0.96%
Series 10	3	640,000	1.37
Series 13	1	690,000	1.37
Series 14	9	760,000	0.81

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Series 5	$353,901	$(353,901)
Series 6	859	(859)
Series 7	283	(283)
Series 8	11	(11)
Series 9	17	(17)
Series 10	107	(107)
Series 11	221,559	(221,559)
Series 12	30	(30)
Series 13	237	(237)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Series 5	$727,338	$1,986,327	$3,013,211
Series 6	853,639	3,895,488	5,530,340
Series 7	618,472	2,834,545	4,646,416
Series 8	388,714	2,306,130	2,354,684
Series 9	303,230	1,863,678	1,924,849
Series 10	306,136	1,614,724	1,472,723
Series 11	553,167	2,498,079	1,284,110
Series 12	639,636	6,471,562	1,910,248
Series 13	1,298,259	4,985,540	1,071
Series 14	3,453,643	2,792,606	731

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Series 5	$297,241	$647,961	$(3,680,037)	2016
			(1,097,405)	2017

			$(4,777,442)

Series 6	689,270	1,345,821	(6,793,361)	2016
			(958,066)	2017

			$(7,751,427)

Series 7	481,708	875,888	(4,601,782)	2016
			(502,019)	2017

			$(5,103,801)

Series 8	301,773	467,239	(3,027,190)	2016
			(346,074)	2017

			$(3,373,264)

Series 9	241,037	349,866	(2,232,274)	2016
			(246,585)	2017

			$(2,478,859)

Series 10	223,519	222,072	(1,868,057)	2016
			(220,542)	2017

			$(2,088,599)

Series 11	273,886	155,559	(2,393,705)	2016
			(52,087)	2017

			$(2,445,792)

Series 12	455,758	420,271	(5,506,525)	2016
			(637,237)	2017

			$(6,143,762)

Series 13	716,764	751,441	(3,898,037)	2016
			(24,519)	2017

			$(3,922,556)

Series 14	2,345,398	1,504,960	(5,261,630)	2016

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — PAYMENTS BY AFFILIATES

In August 2008, an affiliate of the Investment Adviser and ING IM made the following payments to the Series to reimburse for certain investment transactions associated with the correction of an allocation between the Equity and Fixed Components of the Series:

Series 5	$353,476
Series 11	221,529

NOTE 13 — SUBSEQUENT EVENTS

The Series have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 19, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

EXCHANGE-TRADED FUNDS: 6.3%
Exchange-Traded Funds: 6.3%
10,500		SPDR Trust Series 1	$1,170,120

		Total Exchange-Traded Funds
		(Cost $ 862,999)	1,170,120

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 72.8%
Federal Home Loan Mortgage Corporation##: 12.3%
$2,366,000	^, Z	1.640%, due 09/15/11	$2,300,831

			2,300,831

Federal National Mortgage Association##: 23.1%
4,383,000	^, Z	1.190%, due 05/15/11	4,311,816

			4,311,816

Other U.S. Agency Obligations: 37.4%
4,164,000	S, Z	Financing Corp., 1.600%, due 10/06/11	4,047,820
3,000,000	^, Z	Tennessee Valley Authority, 1.390%, due 07/15/11	2,936,415

			6,984,235

		Total U.S. Government Agency Obligations (Cost $ 13,334,838)	13,596,882

U.S. TREASURY OBLIGATIONS: 20.1%
U.S. Treasury STRIP COUPON: 20.1%
3,799,000	Z	0.860%, due 08/15/11	3,746,179

		Total U.S. Treasury Obligations (Cost $ 3,667,383)	3,746,179

		Total Long-Term Investments (Cost $ 17,865,220)	18,513,181

Shares				Value

SHORT-TERM INVESTMENTS: 1.0%
Affiliated Mutual Fund: 1.0%
183,000	S	ING Institutional Prime Money Market Fund - Class I		$183,000

		Total Short-Term Investments (Cost $ 183,000)		183,000

		Total Investments in Securities (Cost $ 18,048,220)*	100.2%	$18,696,181
		Other Assets and Liabilities - Net	(0.2)	(28,298)

		Net Assets	100.0%	$18,667,883

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for Financial Statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$647,961
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$647,961

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$1,170,120	$—	$—	$1,170,120
U.S. Government Agency Obligations	—	13,596,882	—	13,596,882
U.S. Treasury Obligations	—	3,746,179	—	3,746,179
Short-Term Investments	183,000	—	—	183,000

Total Investments, at value	$1,353,120	$17,343,061	$—	$18,696,181

Other Financial Instruments+:
Futures	502	—	—	502

Total Assets	$1,353,622	$17,343,061	$—	$18,696,683

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

ING GET U.S. Core Portfolio Series 5 Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	5	03/19/10	$277,675	$502

			$277,675	$502

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$502

Total Asset Derivatives		$502

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$76,570

Total	$76,570

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$502

Total	$502

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

EXCHANGE-TRADED FUNDS: 5.6%
Exchange-Traded Funds: 5.6%
18,300		SPDR Trust Series 1	$2,039,352

		Total Exchange-Traded Funds
		(Cost $ 1,504,084)	2,039,352

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 71.9%
Federal Home Loan Mortgage Corporation##: 31.9%
$11,814,000	^^, Z	1.650%, due 09/15/11	$11,487,863

			11,487,863

Federal National Mortgage Association##: 14.3%
2,500,000	^, Z	1.500%, due 11/15/11	2,430,840
2,840,000	^, Z	1.970%, due 02/12/12	2,724,818

			5,155,658

Other U.S. Agency Obligations: 25.7%
1,666,000	Z	Financing Corp., 1.660%, due 11/30/11	1,613,952
2,638,000	Z	Financing Corp., 1.690%, due 12/06/11	2,553,415
5,169,000	Z	Resolution Funding Corp., Interest STRIP, 0.960%, due 10/15/11	5,081,897

			9,249,264

		Total U.S. Government Agency Obligations (Cost $ 25,283,940 )	25,892,785

U.S. TREASURY OBLIGATIONS: 21.6%
U.S. Treasury STRIP COUPON: 21.6%
7,986,000	Z	1.230%, due 02/15/12	7,781,351

		Total U.S. Treasury Obligations (Cost $ 7,559,279)	7,781,351

		Total Long-Term Investments (Cost $ 34,347,303)	35,713,488

Shares			Value

SHORT-TERM INVESTMENTS: 1.1%
Affiliated Mutual Fund: 1.1%
372,000	ING Institutional Prime Money Market Fund - Class I		$372,000

	Total Short-Term Investments (Cost $ 372,000)
			372,000

	Total Investments in Securities
	(Cost $ 34,719,303)*	100.2%	$36,085,488
	Other Assets and Liabilities - Net	(0.2)	(55,402)

	Net Assets	100.0%	$36,030,086

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield
*	Cost for federal income tax purposes is $34,739,667.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,345,821
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$1,345,821

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$2,039,352	$—	$—	$2,039,352
U.S. Government Agency Obligations	—	25,892,785	—	25,892,785
U.S. Treasury Obligations	—	7,781,351	—	7,781,351
Short-Term Investments	372,000	—	—	372,000

Total Investments, at value	$2,411,352	$33,674,136	$—	$36,085,488

^ See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

EXCHANGE-TRADED FUNDS: 4.2%
Exchange-Traded Funds: 4.2%
9,400		SPDR Trust Series 1	$1,047,536

		Total Exchange-Traded Funds
		(Cost $ 772,590)	1,047,536

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 55.6%
Federal Home Loan Mortgage Corporation##: 11.3%
$3,000,000	^, Z	2.350%, due 07/15/12	$2,828,766

			2,828,766

Federal National Mortgage Association##: 32.6%
8,588,000	Z	2.060%, due 03/15/12	8,210,308

			8,210,308

Other U.S. Agency Obligations: 11.7%
3,000,000	Z	Resolution Funding Corp., Interest STRIP, 0.960%, due 10/15/11	2,949,447

			2,949,447

		Total U.S. Government Agency Obligations
		(Cost $ 13,777,855)	13,988,521

U.S. TREASURY OBLIGATIONS: 27.0%
U.S. Treasury STRIP COUPON: 27.0%
6,989,000	Z	1.230%, due 02/15/12	6,809,900

		Total U.S. Treasury Obligations
		(Cost $ 6,616,401)	6,809,900

OTHER BONDS: 12.6%
Foreign Government Bonds: 12.6%
3,300,000	Z	Israel Government International Bond, 1.600%, due 05/15/12	3,178,230

		Total Other Bonds
		(Cost $ 2,968,899)	3,178,230

		Total Long-Term Investments
		(Cost $ 24,135,745)	25,024,187

Shares			Value

SHORT-TERM INVESTMENTS: 0.8%
Affiliated Mutual Fund: 0.8%
186,000	ING Institutional Prime Money Market Fund - Class I		$186,000

	Total Short-Term Investments
	(Cost $ 186,000)		186,000

	Total Investments in Securities
	(Cost $ 24,321,745)*	100.2%	$25,210,187
	Other Assets and Liabilities - Net	(0.2)	(40,986)

	Net Assets	100.0%	$25,169,201

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $24,334,299.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$911,362
Gross Unrealized Depreciation	(35,474)

Net Unrealized Appreciation	$875,888

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$1,047,536	$—	$—	$1,047,536
U.S. Government Agency Obligations	—	13,988,521	—	13,988,521
U.S. Treasury Obligations	—	6,809,900	—	6,809,900
Other Bonds	—	3,178,230	—	3,178,230
Short-Term Investments	186,000	—	—	186,000

Total Investments, at value	$1,233,536	$23,976,651	$—	$25,210,187

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

EXCHANGE-TRADED FUNDS: 7.5%
Exchange-Traded Funds: 7.5%
10,000		SPDR Trust Series 1	$1,114,400

		Total Exchange-Traded Funds (Cost $ 821,904)	1,114,400

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 74.3%
Federal Home Loan Mortgage Corporation##: 16.8%
$2,625,000	^, Z	2.140%, due 03/15/12	$2,504,927

			2,504,927

Federal National Mortgage Association##: 19.2%
3,000,000	Z	2.060%, due 03/15/12	2,868,063

			2,868,063

Other U.S. Agency Obligations: 38.3%
3,118,000	Z	Financing Corp., 2.050%, due 03/26/12	2,979,760
2,855,000	Z	Resolution Funding Corp., 1.550%, due 04/15/12	2,755,926

			5,735,686

		Total U.S. Government Agency Obligations (Cost $ 10,925,878)	11,108,676

U.S. TREASURY OBLIGATIONS: 17.4%
U.S. Treasury STRIP COUPON: 17.4%
2,715,000	Z	1.510%, due 08/15/12	2,609,715

		Total U.S. Treasury Obligations (Cost $ 2,617,770)	2,609,715

		Total Long-Term Investments (Cost $ 14,365,552)	14,832,791

Shares			Value

SHORT-TERM INVESTMENTS: 1.1%
Affiliated Mutual Fund: 1.1%
168,000	ING Institutional Prime Money Market Fund - Class I		$168,000

	Total Short-Term Investments (Cost $ 168,000)		168,000

	Total Investments in Securities (Cost $ 14,533,552)*	100.3%	$15,000,791
	Other Assets and Liabilities - Net	(0.3)	(40,353)

	Net Assets	100.0%	$14,960,438

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for Financial Statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$490,607
Gross Unrealized Depreciation	(23,368)

Net Unrealized Appreciation	$467,239

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$1,114,400	$—	$—	$1,114,400
U.S. Government Agency Obligations	—	11,108,676	—	11,108,676
U.S. Treasury Obligations	—	2,609,715	—	2,609,715
Short-Term Investments	168,000	—	—	168,000

Total Investments, at value	$1,282,400	$13,718,391	$—	$15,000,791

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

EXCHANGE-TRADED FUNDS: 5.0%
Exchange-Traded Funds: 5.0%
5,700		SPDR Trust Series 1	$635,208

		Total Exchange-Traded Funds (Cost $ 468,485)	635,208

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 84.1%
Federal Home Loan Mortgage Corporation##: 19.1%
$2,555,000	Z	2.500%, due 09/15/12	$2,391,064

			2,391,064

Federal National Mortgage Association##: 23.6%
3,137,000	^, Z	2.270%, due 07/15/12	2,964,016

			2,964,016

Other U.S. Agency Obligations: 41.4%
3,000,000	Z	Financing Corp., 2.420%, due 10/06/12	2,808,975
2,500,000	Z	Resolution Funding Corp., Interest STRIP, 1.770%, due 07/15/12	2,392,523

			5,201,498

		Total U.S. Government Agency Obligations (Cost $ 10,411,089)	10,556,578

U.S. TREASURY OBLIGATIONS: 10.4%
U.S. Treasury STRIP COUPON: 10.4%
1,355,000	Z	1.510%, due 08/15/12	1,302,454

		Total U.S. Treasury Obligations (Cost $ 1,261,424)	1,302,454

		Total Long-Term Investments (Cost $ 12,140,998)	12,494,240

Shares			Value

SHORT-TERM INVESTMENTS: 0.7%
Affiliated Mutual Fund: 0.7%
82,000	ING Institutional Prime Money Market Fund - Class I		$82,000

	Total Short-Term Investments (Cost $ 82,000)		82,000

	Total Investments in Securities (Cost $ 12,222,998)*	100.2%	$12,576,240
	Other Assets and Liabilities - Net	(0.2)	(23,473)

	Net Assets	100.0%	$12,552,767

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $12,226,374.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$352,512
Gross Unrealized Depreciation	(2,646)

Net Unrealized Appreciation	$349,866

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$635,208	$—	$—	$635,208
U.S. Government Agency Obligations	—	10,556,578	—	10,556,578
U.S. Treasury Obligations	—	1,302,454	—	1,302,454
Short-Term Investments	82,000	—	—	82,000

Total Investments, at value	$717,208	$11,859,032	$—	$12,576,240

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 79.4%
Federal Home Loan Mortgage Corporation##: 23.0%
$2,281,000	^, Z	2.710%, due 01/15/13	$2,101,832

			2,101,832

Federal National Mortgage Association##: 22.5%
2,222,000	^, Z	2.730%, due 01/15/13	2,047,513

			2,047,513

Other U.S. Agency Obligations: 33.9%
1,200,000	Z	Financing Corp., 2.420%, due 10/06/12	1,123,590
2,100,000	Z	Resolution Funding Corp., 2.150%, due 01/15/13	1,969,611

			3,093,201

		Total U.S. Government Agency Obligations ( Cost $ 7,012,961 )	7,242,546

U.S. TREASURY OBLIGATIONS: 20.0%
U.S. Treasury STRIP PRINCIPAL: 20.0%
1,913,000	Z	1.600%, due 11/15/12	1,827,722

		Total U.S. Treasury Obligations (Cost $ 1,835,235 )	1,827,722

		Total Long-Term Investments (Cost $ 8,848,196 )	9,070,268

Shares			Value

SHORT-TERM INVESTMENTS: 0.9%
Affiliated Mutual Fund: 0.9%
82,000	ING Institutional Prime Money Market Fund - Class I		$82,000

	Total Short-Term Investments (Cost $ 82,000)		82,000

	Total Investments in Securities (Cost $ 8,930,196) *	100.3%	$9,152,268
	Other Assets and Liabilities - Net	(0.3)	(23,955)

	Net Assets	100.0%	$9,128,313

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for Financial Statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$229,585
Gross Unrealized Depreciation	(7,513)

Net Unrealized Appreciation	$222,072

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$7,242,546	$—	$7,242,546
U.S. Treasury Obligations	—	1,827,722	—	1,827,722
Short-Term Investments	82,000	—	—	82,000

Total Investments, at value	$82,000	$9,070,268	$—	$9,152,268

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 88.3%
Federal Home Loan Mortgage Corporation##: 22.3%
$2,906,000	^, Z	2.710%, due 01/15/13	$2,677,740

			2,677,740

Federal National Mortgage Association##: 22.2%
2,900,000	^^, Z	2.670%, due 02/21/13	2,669,447

			2,669,447

Other U.S. Agency Obligations: 43.8%
978,000	Z	Financing Corp., 2.860%, due 05/11/13	891,051
1,833,000	Z	Financing Corp., 3.120%, due 09/26/13	1,639,305
2,073,000	Z	Resolution Funding Corp., 2.150%, due 01/15/13	1,944,287
844,000	Z	Resolution Funding Corp., Interest STRIP, 2.310%, due 04/15/13	783,549

			5,258,192

		Total U.S. Government Agency Obligations (Cost $ 10,480,185)	10,605,379

U.S. TREASURY OBLIGATIONS: 10.9%
U.S. Treasury STRIP COUPON: 10.9%
1,390,000	Z	1.880%, due 02/15/13	1,311,037

		Total U.S. Treasury Obligations (Cost $ 1,275,144)	1,311,037

		Total Long-Term Investments (Cost $ 11,755,329)	11,916,416

Shares			Value

SHORT-TERM INVESTMENTS: 1.0%
Affiliated Mutual Fund: 1.0%
120,000	ING Institutional Prime Money Market Fund - Class I		$120,000

	Total Short-Term Investments (Cost $120,000)		120,000

	Total Investments in Securities (Cost $11,875,329)*	100.2%	$12,036,416
	Other Assets and Liabilities - Net	(0.2)	(27,719)

	Net Assets	100.0%	$12,008,697

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $11,880,857.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$213,729
Gross Unrealized Depreciation	(58,170)

Net Unrealized Appreciation	$155,559

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$10,605,379	$—	$10,605,379
U.S. Treasury Obligations	—	1,311,037	—	1,311,037
Short-Term Investments	120,000	—	—	120,000

Total Investments, at value	$120,000	$11,916,416	$—	$12,036,416

^ See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

EXCHANGE-TRADED FUNDS: - 3.5%
Exchange-Traded Funds: 3.5%
5,700		SPDR Trust Series 1	$635,208

		Total Exchange-Traded Funds
		(Cost $ 468,485)	635,208

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 86.0%
Federal Home Loan Mortgage Corporation##: 11.5%
$2,291,000	Z	3.200%, due 09/15/13	$2,044,642

			2,044,642

Federal National Mortgage Association##: 24.6%
4,890,000	^, Z	3.100%, due 07/15/13	4,400,814

			4,400,814

Other U.S. Agency Obligations: 49.9%
4,850,000	Z	Financing Corp., 2.910%, due 06/06/13	4,403,863
4,856,000	Z	Resolution Funding Corp., Interest STRIP, 2.310%, due 04/15/13	4,508,194

			8,912,057

		Total U.S. Government Agency Obligations (Cost $ 15,089,776)	15,357,513

U.S. TREASURY OBLIGATIONS: 9.7%
U.S. Treasury STRIP PRINCIPAL: 9.7%
1,837,000	Z	1.870%, due 05/15/13	1,726,683

		Total U.S. Treasury Obligations (Cost $ 1,740,872)	1,726,683

		Total Long-Term Investments (Cost $ 17,299,133)	17,719,404

Shares			Value

SHORT-TERM INVESTMENTS: 0.4%
Affiliated Mutual Fund: 0.4%
63,000	ING Institutional Prime Money Market Fund - Class I		$63,000

	Total Short-Term Investments (Cost $ 63,000)		63,000

	Total Investments in Securities (Cost $ 17,362,133)*	99.60%	$17,782,404
	Other Assets and Liabilities - Net	0.4	79,705

	Net Assets	100.0%	$17,862,109

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for Financial Statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$434,460
Gross Unrealized Depreciation	(14,189)

Net Unrealized Appreciation	$420,271

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$635,208	$—	$—	$635,208
U.S. Government Agency Obligations	—	15,357,513	—	15,357,513
U.S. Treasury Obligations	—	1,726,683	—	1,726,683
Short-Term Investments	63,000	—	—	63,000

Total Investments, at value	$698,208	$17,084,196	$—	$17,782,404

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 81.8%
Federal Home Loan Mortgage Corporation##: 20.5%
$7,161,000	^^, Z	3.300%, due 11/15/13	$6,337,965

			6,337,965

Federal National Mortgage Association##: 20.4%
7,178,000	^, Z	2.831%, due 01/15/14	6,299,743

			6,299,743

Other U.S. Agency Obligations: 40.9%
7,150,000	Z	Financing Corp., 3.090%, due 11/11/13	6,355,842
7,014,000	Z	Resolution Funding Corp., Interest STRIP, 2.780%, due 01/15/14	6,297,015

			12,652,857

		Total U.S. Government Agency Obligations (Cost $ 24,503,174)	25,290,565

U.S. TREASURY OBLIGATIONS: 17.4%
U.S. Treasury STRIP COUPON: 17.4%
5,857,000	Z	2.265%, due 11/15/13	5,367,220

		Total U.S. Treasury Obligations (Cost $ 5,356,938)	5,367,220

		Total Long-Term Investments (Cost $ 29,860,112)	30,657,785

Shares			Value

SHORT-TERM INVESTMENTS: 1.0%
Affiliated Mutual Fund: 1.0%
311,000	ING Institutional Prime Money Market Fund - Class I		$311,000

	Total Short-Term Investments (Cost $ 311,000)		311,000

	Total Investments in Securities (Cost $ 30,171,112)*	100.2%	$30,968,785
	Other Assets and Liabilities - Net	(0.2)	(67,011)

	Net Assets	100.0%	$30,901,774

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $30,217,344.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$751,441
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$751,441

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$25,290,585	$—	$25,290,565
U.S. Treasury Obligations	—	5,367,220	—	5,367,220
Short-Term Investments	311,000	—	—	311,000

Total Investments, at value	$311,000	$30,657,785	$—	$30,968,785

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 65.0%
Federal National Mortgage Association##: 43.2%
$13,000,000	^, Z	3.490%, due 05/15/14	$11,256,610
3,500,000	Z	3.530%, due 07/05/14	3,012,912
17,000,000	^^, Z	3.540%, due 07/15/14	14,620,629

			28,890,151

Other U.S. Agency Obligations: 21.8%
Resolution Funding Corp.,
16,601,000	Z	Interest STRIP, 3.030%, due 07/15/14	14,568,257

			14,568,257

		Total U.S. Government Agency Obligations (Cost $ 42,010,161)	43,458,408

U.S. TREASURY OBLIGATIONS 16.8%
U.S. Treasury STRIP COUPON: 16.8%
$12,534,000	Z	2.590%, due 05/15/14	11,243,311

		Total U.S. Treasury Obligations (Cost $ 11,189,439)	11,243,311

OTHER BONDS: 17.6%
Foreign Government Bonds: 17.6%
3,666,000	Z	Israel Government International Bond, 2.910%, due 03/15/14	3,261,167
9,724,000	Z	Israel Government International Bond, 3.120%, due 08/15/14	8,481,458

		Total Other Bonds (Cost $ 11,739,784)	11,742,625

		Value

Total Investments in Securities (Cost $ 64,939,384) *	99.4%	$66,444,344
Other Assets and Liabilities - Net	0.6	429,674

Net Assets	100.0%	$66,874,018

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for Financial Statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,519,445
Gross Unrealized Depreciation	(14,485)

Net Unrealized Appreciation	$1,504,960

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$43,458,408	$—	$43,458,408
U.S. Treasury Obligations	—	11,243,311	—	11,243,311
Other Bonds	—	11,742,625	—	11,742,625

Total Investments, at value	$—	$66,444,344	$—	$66,444,344

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING GET U.S. Core Portfolio – Series 5	NII	$0.2733

ING GET U.S. Core Portfolio – Series 6	NII	$0.1709

ING GET U.S. Core Portfolio – Series 7	NII	$0.1835

ING GET U.S. Core Portfolio – Series 8	NII	$0.1767

ING GET U.S. Core Portfolio – Series 9	NII	$0.1775

ING GET U.S. Core Portfolio – Series 10	NII	$0.2204

ING GET U.S. Core Portfolio – Series 11	NII	$0.3069

ING GET U.S. Core Portfolio – Series 12	NII	$0.2439

ING GET U.S. Core Portfolio – Series 13	NII	$0.3423

ING GET U.S. Core Portfolio – Series 14	NII	$0.4288

NII - Net investment income

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING GET U.S. Core Portfolio – Series 5	22.03%

ING GET U.S. Core Portfolio – Series 6	35.82%

ING GET U.S. Core Portfolio – Series 7	32.05%

ING GET U.S. Core Portfolio – Series 8	37.41%

ING GET U.S. Core Portfolio – Series 9	31.28%

ING GET U.S. Core Portfolio – Series 10	25.55%

ING GET U.S. Core Portfolio – Series 11	4.35%

ING GET U.S. Core Portfolio – Series 12	34.95%

ING GET U.S. Core Portfolio – Series 13	2.97%

ING GET U.S. Core Portfolio – Series 14	1.57%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past Five Years	Number of Portfolios in Fund Complex Trustee(2)	Other Directorships/ Trusteeships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	February 2002 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., De Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past Five Years	Number of Portfolios in Fund Complex Trustee(2)	Other Directorships/ Trusteeships held by Trustee
Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director/ Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001- Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director/ Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	October 2000 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past Five Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the existing investment advisory and sub-advisory contracts of the ING GET Series (the “Portfolios”) will remain in effect only if the Board of Trustees (the “Board”) of ING Variable Insurance Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Co., the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Investment Review

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which was compared to the analogous class of shares for each fund in the SPG. It should be noted that, as a technical matter, the performance of a Portfolio reflects that of the Master Fund in which it invests. Mutual funds chosen for inclusion in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s fixed-income benchmark and equity benchmark, each a broad-based securities market index that appears in the Fund’s prospectus. The FACT sheet

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Fund asset level as of October 31, 2009. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In considering the reasonableness of advisory fees, the Board noted that the Portfolios do not have breakpoint discounts on advisory fees, but do benefit from waivers to or reimbursements of advisory or other fees under the Portfolios’ respective expense limitation agreements. The Board took into account the extent to which economies of scale could effectively be realized through such expense limitations.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these declines, the Board considered that there were fewer opportunities to realize economies of scale. In light of the asset levels of the Portfolios, the Board also considered that the Offering Period has closed for each Portfolio but that the Guarantee Period remains in place for each.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser with respect to its profitability. Further, the Board considered that the decline in asset levels of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.

The Board recognized that analysis of the Adviser’s and Sub-Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodology for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by- Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus.

ING GET U.S. Core Portfolio Series 5

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 5, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio’s fixed-income component outperformed its fixed-income benchmark for all periods presented, with the exception of the year-to-date period during which it underperformed; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In addition, the Board took into account that in January 2009 the Portfolio’s portfolio management team was changed to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 6

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 6, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio’s fixed-income component outperformed its fixed-income benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In addition, the Board noted that in January 2009 the Portfolio’s portfolio management team was changed to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board

took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is below the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 7

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 7, the Board considered that, based on performance data for the periods ended) June 30, 2009: (1) the Portfolio’s fixed-income

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

component outperformed its fixed-income benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In addition, the Board noted that in January 2009, the Portfolio’s portfolio management team was changed to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares. Finally, the Board noted Management’s representations that advisory fee waivers result in a lower effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 8

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 8, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio’s fixed-income component outperformed its fixed-income benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In analyzing this performance data, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

number of factors, including interest rates and the performance of its equity component.

In addition, the Board took into account that in January 2009 the Portfolio’s portfolio management team was changed to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 9

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 9, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio’s fixed-income component outperformed its fixed-income benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In analyzing this performance data, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In addition, the Board took into account that in January 2009 the Portfolio’s portfolio management team was changed to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 10

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 10, the Board considered that, based on performance data for the periods ended June 30, 2009, the Portfolio’s fixed-income component outperformed its fixed-income benchmark for the one-year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date period.

In analyzing this performance data, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. In this regard, the Board noted that currently none of the Portfolio’s assets are allocated to its equity component.

Further, the Board took into consideration that in January 2009, there was a change in the Portfolio’s portfolio management team to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 11

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 11, the Board considered that, based on performance data for the periods ended June 30, 2009, the Portfolio’s fixed-income component outperformed its fixed-income benchmark for the one-year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date period.

In analyzing this performance data, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. In this regard, the Board noted that currently none of the Portfolio’s assets are allocated to its equity component.

Further, the Board took into consideration that in January 2009 there was a change in the Portfolio’s portfolio management team to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 12

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 12, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio’s fixed-income component underperformed its fixed-income benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets.

The Board also noted that the Portfolio’s portfolio management team was changed in January 2009 to address the Board’s concerns regarding performance. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 13

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 13, the Board considered that, based on performance data for the periods ended June 30, 2009, the Portfolio’s fixed-income component underperformed its fixed-income benchmark for all periods presented.

In analyzing this performance data, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. In this regard, the Board noted that currently none of the Portfolio’s assets are allocated to its equity component.

Further, the Board took into consideration that in January 2009, there was a change in the Portfolio’s

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

portfolio management team to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is below the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 14

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 14, the Board considered that, based on performance data for the periods ended June 30, 2009, the Portfolio’s fixed-income component underperformed its fixed-income benchmark for all periods presented, with the exception of the one-year period, during which it outperformed.

The Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. In this regard, the Board noted that currently none of the Portfolio’s assets are allocated to its equity component.

Further, the Board took into consideration that in January 2009 there was a change in the Portfolio’s portfolio management team to address the Board’s concerns regarding performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s portfolio management team was changed in January 2009 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UGCORE	(1209-021710)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $170,000 for year ended December 31, 2009 and $204,000 for year ended December 31, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $21,500 for year ended December 31, 2009 and $27,950 for year ended December 31, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $37,500 in the year ended December 31, 2009 and $46,263 in the year ended December 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

  None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

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The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 13, 2008

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated: January 1, 2009

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,106,219 for year ended December 31, 2009 and $1,826,535 for year ended December 31, 2008.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

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(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 4, 2010

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